--------------------------------------------------------------------------------
                                                                              1
DEAR SHAREHOLDERS:

We are pleased to provide this report for INA Investment Securities, Inc. covering the year ended December 31, 1996.

MARKET REMAINS VOLATILE THROUGH
FOURTH QUARTER

During the fourth quarter of 1996, the bond market soared to its highest price levels since March. The rally was aided by a pause in economic growth and by lessened fears that the Federal Reserve would shift into a tightening mode. The yield on the benchmark 30-year Treasury bond dropped from 6.92% to 6.31% in early December. However, renewed concerns over economic resurgence drove yields back up to 6.64% by the year-end. The bond market, as measured by the Lehman Brothers Government/Corporate Bond Index, returned 3.06% during the quarter. This strong performance brought full-year returns up to 2.90%. Bonds with the greater yield advantage over Treasuries, tended to outperform, with the non-investment grade "high yield" sector outpacing the rest of the market.

FUND PERFORMANCE

The Company returned 2.90% during the fourth quarter, after deduction of expenses and reinvestment of dividends, based on the net asset value of its underlying assets. Despite maintaining a neutral duration stance, the Company enjoyed a modestly favorable result, thanks in large part to significant positions in corporate and high-yield sectors. The Company returned 3.01% for the full year, finishing 0.11% above its benchmark. Based on the per-share market value of its shares as listed on the New York Stock Exchange, the Company returned 0.28% for the year.

PORTFOLIO ACTIVITY

The portfolio remains fully invested. On December 31, 1996, corporate and foreign bonds represented approximately 70.6% of portfolio holdings, U.S. Government/agency securities stood at 22.2%. Cash and other assets accounted for 7.2% of the total. Per-share net asset value was $18.75, up from $18.52 on September 30. A dividend of $0.31 was declared during the fourth quarter.

For more about the bond market, as well as details on our outlook and strategy, please refer to the Management Discussion and Analysis section that follows.

Sincerely,

/s/ R. Bruce Albro

R. Bruce Albro,
Chairman of the Board and President
INA Investment Securities, Inc.

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INA INVESTMENT SECURITIES, INC. MANAGEMENT'S DISCUSSION AND ANALYSIS (Unaudited)
                                                                              2


 1996 was a roller coaster ride of investor sentiment and interest rate movement. The year began with a 5.95% rate on the benchmark 30-year Treasury bond, reflecting recession worries and modest easing of monetary policy by the Federal Reserve. As liquidity improved, growth accelerated and the market abruptly changed its focus to concern over the "above-trend" growth and incipient inflation. Yields reached 7.20% before easing economic data and benign inflation numbers allowed yields to fall once more, closing the year at 6.64%.
 Thanks to substantial liquidity in the markets and very positive technicals for corporate bonds, spreads to Treasuries continued to firm up. Lower-rated spread products-especially high-yield bonds-were the star performers. Significant weighting in corporate bonds, including high-yield securities, helped INA Investment Securities, Inc., achieve a full-year result of 3.01%, besting by 0.11% the 2.90% return of its benchmark, the Lehman Brothers Government/Corporate Bond Index. The Company's result is after deduction of expenses and reinvestment of dividends based on the net asset value of its underlying assets. Based on the market value of its stock, adjusted for dividend payments, the Company returned 0.28%.
 The economy closed 1996 on a firm note. Now, if the business cycle shifts into high gear in the first quarter of 1997, higher rates will prevail. While the Federal Reserve has resisted taking action as long as inflation data has remained favorable, any acceleration in the rate of inflation will rapidly lead to tightening moves by the Fed.
 The market continues to react abruptly to changing investor perceptions of economic strength and the likelihood of a deviation in the Fed's policy. Stirrings of unexpected economic strength caused the bond market to adjust yields upward as 1996 closed. In the new year, economic data will once again be carefully scrutinized for signs of continued acceleration and concomitant growth in inflation.
 The Company will continue to overweight corporate and high-yield sectors as long as technicals remain favorable. If the economy begins to show signs of sustained above-trend growth, we will reduce portfolio duration accordingly to help preserve asset value.
--------------------------------------------------------------------------------
            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                                1/1/87 - 12/31/96

----------------------------------------------
  AVERAGE ANNUAL RETURN
                  1 Year   5 Year   10 Year
Market Value      0.28%    6.37%    7.16%
Net Asset Value   3.01%    7.66%    8.31%
----------------------------------------------

                                                     Lehman Brothers
             Point of       INA Investment            Gov't./Corp.
          Measurement     Securities, Inc.             Bond Index
          -----------     ----------------             ----------
               1/1/87              $10,000               $10,000
             12/31/87               $9,484               $10,292
             12/31/88              $10,480               $11,072
             12/31/89              $11,615               $12,648
             12/31/90              $11,260               $13,695
             12/31/91              $14,661               $15,904
             12/31/92              $15,450               $17,109
             12/31/93              $17,645               $18,997
             12/31/94              $16,174               $18,330
             12/31/95              $19,906               $21,856
             12/31/96              $19,962               $22,490

--------------------------------------------------------------------------------
INA Investment Securities Inc.'s performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in the market value of its stock, or as shown separately in the box, changes in its underlying net asset value. The Fund is a closed-end management investment company which trades over the New York Stock Exchange under the ticker symbol "IIS." Fund performance does not reflect exchange commissions payable upon the purchase or sale of the Fund's stock. The Fund's investment return and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The Fund's return has been compared with the total return performance of Lehman Brothers Government/Corporate Bond Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the bond market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.

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INA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES December 31, 1996   3


                                                               MARKET
                                                    PRINCIPAL   VALUE
                                                        (000)   (000)
---------------------------------------------------------------------
LONG-TERM BONDS - 92.8%
CONSUMER AND RETAIL - 2.8%
Dayton Hudson Corp., 9.75%, 2002                       $  500 $   565
Federated Department Stores, Inc., 8.5%, 2003           1,000   1,043
Herff Jones, Inc., 11.0%, 2005 (144A Security
  acquired August, 1995 for $300,000)*                    300     322
Smith's Food and Drug Centers, Inc., 11.25%, 2007         500     553
                                                              -------
                                                                2,483
                                                              -------
CONSUMER NON-CYCLICAL - 2.8%
Bard, C.R., Inc., 6.7%, 2026                            1,000     977
MedPartners, Inc., 7.375%, 2006                         1,000   1,003
Tenet Healthcare Corp., 9.625%, 2002                      500     548
                                                              -------
                                                                2,528
                                                              -------
ENTERTAINMENT AND COMMUNICATIONS - 9.6%
Casino America, Inc.,12.5%, 2003                          500     474
Century Communications Corp., 9.5%, 2005                  500     513
Comtel Brasileira Ltd., 10.75%, 2004 (144A security
  acquired Sept. 1996 for $500,000)*                      500     514
Continental Cablevision, Inc., 8.3%, 2006                 500     533
Rogers Communications, Inc., 10.875%, 2004                500     525
TKR Cable, Inc., 10.5%, 2007                              500     526
Tele-Communications, Inc., 9.25%, 2002                    500     530
360 Communications Co., 7.125%, 2003                    1,400   1,383
Time Warner Entertainment Co., 10.15%, 2012             1,750   2,099
Total Access Communications Public Co., Ltd.,
  7.625%, 2001 (144A security acquired
  Oct., 1996 for $499,855)*                               500     503
Vanguard Cellular System, Inc., 9.375%, 2006              500     508
Viacom International, Inc., 9.125%, 1999                  500     511
                                                              -------
                                                                8,619
                                                              -------
FINANCIAL - 20.9%
Abbey National PLC, 7.35%, 2049                           750     760
Associates Corporation of N.A., 9.7%, 1997              3,000   3,037
Case Equipment Loan Trust 1995-A, 5.5%, 2003            2,095   2,082
Corporacion Andina De Fome, 7.1%, 2003                    200     200
First Union National Bank of Florida, 6.18%, 2036       1,000     945

                                                                 MARKET
                                                      PRINCIPAL   VALUE
                                                          (000)   (000)
-----------------------------------------------------------------------
First USA Bank, Wilmington, 5.85%, 2001                  $1,000 $   960
Fleet Mortgage Group, Inc., 6.5%, 2000                    1,000     997
Heller Financial, Inc., 6.56%, 1999                       1,000   1,006
Inter-American Development Bank, 8.875%, 2009             4,000   4,661
Middletown Trust, 10.875%, 1998                             265     280
The Money Store Home Equity Loan Trust, 6.65%,
  2017                                                      960     947
Structured Coupon Receipts, (Stripped-Interest Only),
  10.203%**, 1997 (144A security acquired June
  1993, amortized cost $88,106)*                          5,314      95
Structured Coupon Receipts, (Stripped-Interest Only),
  10.207%**, 1997 (144A security acquired June
  1993, amortized cost $30,261)*                          2,310      29
United Post Office Investments, 7.75%, 1999               1,000   1,021
Western National Corp., 7.125%, 2004                      1,000   1,011
World Financial Properties Tower, 6.95%, 2013
  (144A security acquired Nov. 1996 for
  $750,000)*                                                750     739
                                                                -------
                                                                 18,770
                                                                -------
FOOD AND BEVERAGE - 3.1%
Bass America, Inc., 8.125%, 2002                          1,500   1,594
ConAgra, Inc., 9.75%, 2021                                1,000   1,232
                                                                -------
                                                                  2,826
                                                                -------
FOREIGN GOVERNMENT - 1.1%
Mexico (United Mexican States), 7.56%, 2001 (144A
  security acquired July, 1996 for $995,000)*             1,000   1,003
                                                                -------
INDUSTRIAL - 10.6%
AK Steel Corp., 9.125%, 2006 (144A security
  acquired Sept. 1996 for $500,000)*                        500     514
Air Products & Chemicals, Inc., 8.5%, 2006                2,000   2,159
Domtar, Inc., 8.75%, 2006                                   400     423
Fisher Scientific International, Inc., 7.125%, 2005         500     492
ICF Kaiser International, Inc., 13%, 2003                   500     475
LaRoche Industries, Inc., 13.0%, 2004                       500     542
Newport News Shipbuilding and Dry Dock Co.,
  8.625%, 2006 (144A security acquired Nov.
  1996 for $500,000)*                                       500     512

The Notes to Financial Statements are an integral part of these statements.

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INA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES December 31, 1996
(Continued)                                                                   4



                                                             MARKET
                                                  PRINCIPAL   VALUE
                                                      (000)   (000)
-------------------------------------------------------------------
NOVA Chemicals Ltd., 7.0%, 2026 (144A security
 acquired August, 1996 for $1,000,000)*              $1,000 $ 1,029
Riverwood International Corp., 10.25%, 2006             450     440
Smurfit Capital Funding PLC, 6.75%, 2005              1,000     974
Tjiwi Kimia International Finance, 13.25%, 2001         500     567
Waste Management, Inc., Zero Coupon, (Lyon),
  2012 (Annual Put)                                   2,250     892
West Point Stevens, Inc., 9.375%, 2005                  500     515
                                                            -------
                                                              9,534
                                                            -------
OIL & GAS - 6.4%
Gulf Canada Resources Ltd., 8.35%, 2006               1,000   1,037
Imexsa Export Trust, 10.125%, 2003 (144A security
  acquired May, 1996 for $750,000)*                     750     788
Louis Dreyfus National Gas Corp., 9.25%, 2004         1,000   1,080
Sonat, Inc.,
  9.5%, 1999                                          1,000   1,068
  9.0%, 2001                                            250     269
Transcontinental Gas Pipe Line Corp.,
  9.125%, 2017                                        1,475   1,545
                                                            -------
                                                              5,787
                                                            -------
TRANSPORTATION - 5.2%
CSX Corp., 9.0%, 2006                                 2,300   2,590
Delta Air Lines, Inc., 10.14%, 2012                   1,000   1,200
Hertz Corp., 7.0%, 2003                                 500     500
Japan Air Lines Co. Ltd., 11.0%, 1997                   390     408
                                                            -------
                                                              4,698
                                                            -------
UTILITIES - 8.1%
Cajun Electric Power Co-op.,
  8.92%, 2019                                           500     540
  9.52%, 2019                                         1,000   1,082
Commonwealth Edison Co., 8.125%, 2007                 2,000   2,039
El Paso Electric Co., 7.25%, 1999                       500     499
Endesa-Chile Overseas Co., 7.2%, 2006                 1,000     998
Public Service Company of Colorado, 8.125%, 2004        290     308
Salton Sea Funding Corp., 7.02%, 2000                 1,000   1,007
Westingtonhouse Electric Corp., 8.375%, 2002            750     765
                                                            -------
                                                              7,238
                                                            -------

                                      NUMBER OF
                                      SHARES OR  MARKET
                                      PRINCIPAL   VALUE
                                          (000)   (000)
-------------------------------------------------------
U.S. Government & Agencies - 22.2%
Federal Farm Credit Banks, 6.2%, 2008    $  350 $   333
Federal National Mortgage Assoc.,
  6.5%, 2008                              1,102   1,090
  6.5%, 2009                                344     341
United States Treasury Bonds,
  10.75%, 2005                            1,370   1,758
  12.0%, 2013                             1,085   1,552
  8.125%, 2019                            1,965   2,273
  8.5%, 2020                              4,575   5,495
  6.75%, 2026                               840     846
United States Treasury Notes,
  7.125%, 1999                               10      10
  7.5%, 1999                              1,000   1,037
  7.75%, 1999                               415     434
  5.5%, 2000                              1,300   1,270
  6.5%, 2001                              1,845   1,865
  7.875%, 2001                              450     480
  5.875, 2004                               215     209
  7.25%, 2004                               425     447
  6.5%, 2006                                500     503
                                                -------
                                                 19,943
                                                -------
TOTAL LONG-TERM BONDS
  (Cost $81,392,677)                             83,429
                                                -------
PREFERRED STOCK - 0.8%
  (Cost $667,500)
Morgan Stanley Group, Inc.                   15     694
                                                -------
The Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES December 31, 1996
(Continued)                                                                   5


                                                          MARKET
                                               PRINCIPAL   VALUE
                                                   (000)   (000)
----------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 4.6%
COMMERCIAL PAPER - 4.6%
American Express Credit Corp., 6.55%, 1/2/97      $3,761 $ 3,761
Ford Motor Credit Co., 6.00%, 1/2/97                 359     359
                                                         -------
TOTAL SHORT-TERM OBLIGATIONS
  (Cost $4,120,000)                                        4,120
                                                         -------
TOTAL INVESTMENTS IN
  SECURITIES - 98.2%
  (Total Cost $86,180,177)                                88,243
Cash and Other Assets Less Liabilities - 1.8%              1,622
                                                         -------
NET ASSETS - 100.0%
  (equivalent to $18.75 per share based on
  4,792,215 shares outstanding)                          $89,865
                                                         =======

 * Indicates restricted security; the aggregate value of restricted securities is $6,049,297 (aggregate cost $5,913,222) which is approximately 6.7% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.
** Effective yield as of purchase date.

--------------------------------------------------
PORTFOLIO COMPOSITION (UNAUDITED)
December 31, 1996

QUALITY RATINGS* OF  MARKET  % OF
LONG-TERM BONDS      VALUE  MARKET
AND PREFERRED STOCK  (000)   VALUE
-----------------------------------
Aaa/AAA             $30,483   36.2%
Aa/AA                 2,193    2.6%
A/A                  12,180   14.5%
Baa/BBB              25,833   30.7%
Ba/BB                 9,092   10.8%
B/B                   4,342    5.2%
                    ------- -------

                    $84,123  100.0%
                    ======= =======

*The higher of Moody's or Standard & Poor Ratings.
---------------------------------------------------
The Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC.                                               6


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                                    (IN THOUSANDS)
                                                    --------------
ASSETS:
Investments at market value
  (Cost $86,180,177)                                      $88,243
Cash                                                            3
Interest receivable                                         1,746
Investment for deferred compensation plan
  (Cost - $70,289)                                             81
Other                                                           3
                                                    --------------
    TOTAL ASSETS                                           90,076
                                                    --------------
LIABILITIES:
Deferred directors' fees payable                               81
Accrued advisory fees payable                                  44
  Other accrued expenses (including $1,810 due to
  affiliate)                                                   86
                                                    --------------
    TOTAL LIABILITIES                                         211
                                                    --------------
NET ASSETS (equivalent to $18.75 per share based on
  4,792,215 shares outstanding; 12,000,000 shares of
  $.10 par value authorized)                              $89,865
                                                    ==============
COMPONENTS OF NET ASSETS:
Paid-in capital                                           $89,822
Overdistributed net investment income                         (49)
Unrealized appreciation of investments                      2,074
Accumulated net realized loss                              (1,982)
                                                    --------------
NET ASSETS                                                $89,865
                                                    ==============
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

                                           (IN THOUSANDS)
                                           --------------
INVESTMENT INCOME
INCOME:
  Interest                                           $6,914
EXPENSES:
  Investment advisory fees                     $472
  Custodian fees                                 77
  Administrative services                        67
  Transfer agent fees                            51
  Shareholder reports                            48
  Directors' fees                                38
  Auditing and legal fees                        31
  State taxes                                    21
  Other                                          10     815
                                              ----- --------
NET INVESTMENT INCOME                                 6,099
                                                    --------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss from investments                 (1,378)
  Unrealized depreciation of investments             (2,118)
                                                    --------
NET REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS                                        (3,496)
                                                    --------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                         $2,603
                                                    ========

The Notes to Financial Statements are an integral part of these statements.

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INA INVESTMENT SECURITIES, INC.                                               7



STATEMENT OF CHANGES IN NET ASSETS

                                                 YEARS ENDED
                                                 DECEMBER 31,
                                             -------------------
                                               1996      1995
                                             --------- ---------
                                                (IN THOUSANDS)
                                             -------------------
OPERATIONS:
Net investment income                          $6,099    $6,348
Net realized gain (loss) from investments      (1,378)    1,556
Unrealized appreciation (depreciation) on
investments                                    (2,118)    7,735
                                             --------- ---------
Net increase in net assets from operations      2,603    15,639
                                             --------- ---------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($1.29 and
$1.32 per share, respectively)                 (6,182)   (6,326)
                                             --------- ---------
NET INCREASE (DECREASE) IN NET ASSETS          (3,579)    9,313
NET ASSETS:
Beginning of period                            93,444    84,131
                                             --------- ---------
End of period (including overdistributed net
  investment income of $48,985 and
  $15,270, respectively)                      $89,865   $93,444
                                             ========= =========

The Notes to Financial Statements are an integral part of these statements.

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INA INVESTMENT SECURITIES, INC.                                              8


1. SIGNIFICANT ACCOUNTING POLICIES. INA Investment Securities, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's objective is to generate income and obtain capital appreciation by investing at least 85% of its total assets in investment grade debt securities and preferred stocks. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the company are appraised at fair value as determined in good faith by, or under the authority of, the Company's Board of Directors.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

The Company does not amortize premiums or discounts for book purpose, except for original issue discounts which are amortized over the life of the respective securities. Securities gains or losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Company's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income or capital gains, if any, to its shareholders. Therefore, no Federal income or excise taxes have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Company on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a reclass to paid in capital may be required.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. (CII), certain officers and directors of which are affiliated with the Company. Such advisory fees are based on an annual rate of 0.55% of the first $75 million of average weekly net asset value and 0.4% thereafter.

The Company reimburses CII for a portion of the compensation and related expenses of the Company's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 1996, the Company paid $67,017.

CII is an indirect, wholly-owned subsidiary of CIGNA Corporation.

3. DIRECTORS' FEES. Directors' fees represent remuneration paid or accrued to directors who are

-------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. NOTES TO FINANCIAL STATEMENTS (Continued)     9


not employees of CIGNA Corporation or any of its affiliates. Directors may elect to defer receipt of all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities for the year ended December 31, 1996 were as follows (excluding short-term obligations):

                                          PROCEEDS
                              COST OF       FROM
                             SECURITIES  SECURITIES
                             PURCHASED      SOLD
                            ----------- -----------
Bonds                       $37,444,001 $27,898,930
U.S. Government Obligations  36,775,430  48,085,924
Preferred Stock                 667,500          -
                            ----------- -----------
                            $74,886,931 $75,984,854
                            =========== ===========

As of December 31, 1996, the cost of securities for Federal income tax purposes was $86,215,286. At December 31, 1996, unrealized appreciation for Federal income tax purposes aggregated $2,027,820 of which $2,665,892 related to appreciated securities and $638,072 related to depreciated securities.

5. CAPITAL LOSS CARRYOVER. At December 31, 1996, the Company had a capital loss carryover for Federal income tax purposes of $1,947,232, $306,433 of which expires in 2002 and $1,640,799 of which expires in 2004.

-------------------------------------------------------------------------------
INA Investment Securities, Inc. Notes to Financial Statements (Continued)    10


6. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:

-------------------------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                       1996     1995     1994     1993     1992
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                  $19.50   $17.56   $19.72   $18.75   $18.85
INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)                               1.27     1.32     1.39     1.39     1.49
Net realized and unrealized gain (loss)                (0.73)    1.94    (2.00)    1.01    (0.11)
                                                     -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                        0.54     3.26    (0.61)    2.40     1.38
                                                     -------- -------- -------- -------- --------
LESS DISTRIBUTIONS:
From net investment income                             (1.29)   (1.32)   (1.35)   (1.43)   (1.48)
From capital gains                                        -        -     (0.20)      -        -
                                                     -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                    (1.29)   (1.32)   (1.55)   (1.43)   (1.48)
                                                     -------- -------- -------- -------- --------
Net asset value, end of period                        $18.75   $19.50   $17.56   $19.72   $18.75
                                                     ======== ======== ======== ======== ========
Market value, end of period                           $16.13   $17.38   $15.25   $18.25   $17.25
                                                     ======== ======== ======== ======== ========
TOTAL INVESTMENT RETURN:
Per share market value                                  0.28%   23.07%   (8.34)%  14.21%    5.39%
Per share net asset value (2)                           3.01%   19.17%   (3.13)%  13.03%    7.64%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)              $89,865  $93,444  $84,131  $94,482  $89,839
Ratio of operating expenses to average net assets       0.91%    1.00%    0.96%    0.96%    0.90%
Ratio of net investment income to average net assets    6.80%    7.10%    7.42%    7.03%    7.96%
Portfolio turnover                                        89%     158%      86%     159%      41%

(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Company during each year, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Company based on market value since the relationship between the market price of the stock and net asset value varied during each period.

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INA INVESTMENT SECURITIES, INC. NOTES TO FINANCIAL STATEMENTS (Continued)    11


7. QUARTERLY RESULTS (UNAUDITED). The following is a summary of quarterly results of operations (in thousands except for per share amounts):


-------------------------------------------------------------------------------------------------------
                                                             NET REALIZED AND
                                                           UNREALIZED GAIN (LOSS
                   INVESTMENT INCOME NET INVESTMENT INCOME    ON INVESTMENTS          NET ASSETS
PERIOD ENDED        TOTAL  PER SHARE   TOTAL    PER SHARE    TOTAL   PER SHARE   INCR.(DECR.) PER SHARE
-------------------------------------------------------------------------------------------------------
March 31, 1995      $1,782      $.37    $1,567        $.33   $2,529       $.53        $2,515      $.52
June 30, 1995        1,821       .38     1,600         .33    3,603        .75         3,622       .76
September 30, 1995   1,820       .38     1,599         .33      709        .15           726       .15
December 31, 1995    1,813       .38     1,582         .33    2,450        .51         2,450       .51

March 31, 1996       1,798       .38     1,581         .33   (3,706)      (.77)       (3,706)     (.77)
June 30, 1996        1,718       .36     1,510         .32   (1,300)      (.27)       (1,372)     (.29)
September 30, 1996   1,695       .35     1,490         .31      422        .09           378       .08
December 31, 1996    1,703       .35     1,518         .31    1,088        .22         1,121       .23

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                                                                             12


REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INA Investment Securities, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INA Investment Securities, Inc. (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
February 14, 1997

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                                                                             13


1996 TAX INFORMATION (UNAUDITED)

During 1996, INA Investment Securities, Inc. declared ordinary income dividends of $1.29 per share. There were no capital gain distributions. Dividends reported to you on Form 1099, whether received as stock or cash, must be included in your Federal income tax return and must be reported by the Company to the Internal Revenue Service.

Approximately 21.7% of income for the year was derived from U.S. Government Treasury Obligations, and 2.5% from U.S. Government Agency obligations.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT PLAN

Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Dividend Paying Agent") as plan agent under the Automatic Dividend and Distribution Investment Plan (the "Plan"). Shareholders who do not elect to participate in the Plan will receive all distributions from the Company in cash paid by check mailed directly to the shareholder by the Dividend Paying Agent. Shareholders may elect to participate in the Plan and to have all distributions of dividends and capital gains automatically reinvested by sending written instructions to the Dividend Paying Agent at the address set forth below.

If the Directors of the Company declare a dividend or determine to make a capital gains distribution payable either in shares of the Company or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. If the market price of the shares as of the close of business on the payment date for the dividend or distribution is equal to or exceeds their net asset value as determined as of the close of business on the payment date, participants will be issued shares of the Company at a value equal to the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of the shares at such time, or if the Company declares a dividend or other distribution payable only in cash, the Dividend Paying Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Dividend Paying Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Dividend Paying Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

Participants in the Plan may withdraw from the Plan upon written notice to the Dividend Paying Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for the whole shares credited to his account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Dividend Paying Agent will maintain all shareholders' accounts in the Plan and will furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant (other than participants whose shares are registered in the name of banks, brokers, nominees or other third parties) will be held by the Dividend Paying Agent in the non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

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                                                                             14



In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Dividend Paying Agent will administer the Plan on the basis of number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Investors whose shares are held in the name of banks, brokers or nominees should confirm with such entities that participation in the Plan will be possible, and should be aware that they may be unable to continue to participate in the Plan if their account is transferred to another bank, broker or nominee. Those who do participate in the Plan may subsequently elect not to participate by notifying such entities.

There is no charge to participants for reinvesting dividends or distributions, except for certain brokerage commissions, as described below. The Dividend Paying Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Company. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Dividend Paying Agent's open market purchases in connection with the reinvestment of dividends or distributions.

Participants in the Plan should be aware that they will realize capital gains and income for tax purposes upon dividends and distributions although they will not receive any payment of cash.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Company reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to the participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Dividend Paying Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan including requests for additional information or an application brochure or general inquires about your account should be directed to State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, MA 02266-8200 or you may call toll-free 1-800-426-5523.

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INA INVESTMENT SECURITIES, INC.                                              15

DIRECTORS                                                                   OFFICERS

R. Bruce Albro                        Paul J. McDonald                       R. Bruce Albro
Senior Managing Director              Senior Executive Vice President,       Chairman of the Board and
CIGNA Investments, Inc.               and Chief Financial Officer,           President
                                      Friendly Ice Cream Corporation
Hugh R. Beath                                                                Alfred A. Bingham III
Advisory Director,                    Arthur C. Reeds, III                   Vice President and Treasurer
AdMedia Corporate Advisors, Inc.      President, CIGNA Investment
                                      Management and CIGNA                   Lawrence S. Harris
Russell H. Jones                      Investments, Inc.                      Vice President
Vice President,
Kaman Corporation                                                            Jeffrey S. Winer
                                                                             Vice President and Secretary


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INA Investment Securities is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is CIGNA Investments, Inc., Hartford, Connecticut 06152.

[LOGO OF CIGNA APPEARS HERE]

INA Investment Securities, Inc.
P.O. Box 13856                                    [LOGO OF CIGNA APPEARS HERE]
Philadelphia, PA 19101


                                                INA INVESTMENT SECURITIES, INC.

--------------------
     BULK RATE
    U.S. POSTAGE
       PAID
 SO. HACKENSACK, NJ                                        Annual Report
    PERMIT 750
--------------------

                                                         December 31, 1996